                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-37562


            SUPPLEMENT DATED OCTOBER 22, 2001 TO THE PROSPECTUS OF
               MORGAN STANLEY MULTI-STATE MUNICIPAL SERIES TRUST
                            DATED FEBRUARY 28, 2001



     The second paragraph under the section of the Prospectus titled "FUND MANAGEMENT" is hereby replaced by the following:

     The following individuals are primarily responsible for the day-to-day management of certain of the Series.

     The Arizona and Florida Series - The Series are managed by the Municipal Fixed-Income team. Current members of the team managing the Series' portfolios include Thomas Byron, a Vice President of the Investment Manager, Dennis Pietrzak, an Executive Director of the Investment Manager, and James F. Willison, a Managing Director of the Investment Manager.

     The New Jersey Series - The Series is managed by the Municipal Fixed-Income team. Current members of the team managing the Series' portfolio include Timothy Haney, a Vice President of the Investment Manager, Dennis Pietrzak, an Executive Director of the Investment Manager, and James F. Willison, a Managing Director of the Investment Manager.

     The Pennsylvania Series - The Series is managed by the Municipal Fixed-Income team. Current members of the team managing the Series' portfolio include Dennis Pietrzak, an Executive Director of the Investment Manager, Timothy Haney, a Vice President of the Investment Manager, and James F. Willison, a Managing Director of the Investment Manager.